                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       MICHIGAN COMMUNITY BANCORP LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                        MICHIGAN COMMUNITY BANCORP LIMITED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                       MICHIGAN COMMUNITY BANCORP LIMITED

                                          June 8, 1999

DEAR MICHIGAN COMMUNITY BANCORP SHAREHOLDER:

     You are cordially invited to attend our first annual meeting of Shareholders. The date of our annual meeting this year is Wednesday, July 21, 1999. It will be held at our corporate offices located at 43850 Schoenherr Road, Sterling Heights, Michigan. We plan to get started at 9:00 a.m. For your convenience, we have included a map and directions to our offices on the back page of this proxy statement.

     The formal notice of the meeting follows on the next page. In addition to the two items of business, we will also discuss the events of 1998 and answer any questions you may have about our company. Enclosed with this proxy statement is your voting card, a postage-paid envelope to return your voting card and our 1998 Annual Report.

     Your vote is important. Whether you are able to attend the meeting or not, please sign, date and return the enclosed voting card in the envelope provided. If you decide to attend the meeting and would like to vote in person, you may do so.

     I look forward to seeing you at the meeting.

                                          Sincerely,
                                          DAVID A. McKINNON

                                          David A. McKinnon
                                          President and Chief Executive Officer

                       MICHIGAN COMMUNITY BANCORP LIMITED

                         ------------------------------

                               NOTICE OF THE 1999
                         ANNUAL MEETING OF SHAREHOLDERS

                         ------------------------------

     The Annual Meeting of Shareholders of Michigan Community Bancorp Limited will be held on Wednesday, July 21, 1999 at 9:00 a.m. at the corporate offices of Michigan Community Bancorp Limited, located at 43850 Schoenherr Road, Sterling Heights, Michigan for the following purposes:

     1. to elect six (6) directors;

     2. to ratify the appointment of Plante & Moran LLP as the independent auditors for the 1999 fiscal year; and

     3. to transact any other business that may properly come before the meeting.

     Shareholders who owned their shares as of the close of business on June 7, 1999 are entitled to notice of and to vote at our Annual Meeting.

     Whether or not you plan to attend the meeting, please sign, date and return the enclosed voting card in the envelope provided.

                                          By Order of the Board of Directors
                                          KIMBERLY SCHAUER
                                          Kimberly Schauer
                                          Secretary

June 8, 1999

                         ------------------------------

                             YOUR VOTE IS IMPORTANT

              PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD
             AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED
                               STAMPED ENVELOPE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Information About Michigan Community Bancorp Limited........      3
Information About the Annual Meeting........................      3
  Information About Attending the Annual Meeting............      3
  Information About the Proxy Statement.....................      3
  Information About Voting..................................      3
  Quorum Requirement........................................      4
  Information About Votes Necessary for Action to be
     Taken..................................................      4
  Other Matters.............................................      4
Election of Directors.......................................      4
Appointment of Independent Public Accountants...............      6
Meetings and Committees of the Board........................      6
  Audit Committee...........................................      6
  Compensation Committee....................................      6
Director Compensation.......................................      7
Director and Executive Officer Ownership of MCB Common
  Stock.....................................................      7
Persons Owning More than Five Percent of Outstanding MCB
  Common Stock..............................................      8
Executive Compensation......................................      8
  Report of Compensation Committee..........................      8
  Executive Compensation Table..............................      9
  Options Granted During 1998...............................      9
Transactions with Management................................      9
Other Information...........................................     10
  Compliance with Section 16(a) of the Securities Exchange
     Act of 1934............................................     10
  Shareholder Proposals.....................................     10

                               INFORMATION ABOUT
                       MICHIGAN COMMUNITY BANCORP LIMITED

     Michigan Community Bancorp Limited ("MCB") is a bank holding company which owns and operates Lakeside Community Bank ("Lakeside") and North Oakland Community Bank ("North Oakland"). Lakeside Community Bank, is a federally insured commercial bank which provides banking services throughout Macomb County, Michigan. North Oakland Community Bank, is a federally insured commercial bank which provides banking services throughout Oakland County, Michigan. Collectively, MCB, Lakeside and North Oakland currently employ 22 people. MCB's headquarters is located at 43850 Schoenherr Road, Sterling Heights, Michigan 48313. Our telephone number is (810) 532-8000.

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     Our Annual Meeting will be held July 21, 1999 at 9:00 a.m. at our corporate headquarters which is located at 43850 Schoenherr Road, Sterling Heights, Michigan. If you would like to attend the Annual Meeting, please bring your admission ticket with you. Your admission ticket is included with this proxy statement and is attached to the proxy card. Simply detach the proxy card from your ticket, sign, date and mail your proxy card in the enclosed envelope and bring your admission ticket to the meeting. If you want to attend the meeting, but your shares are held in the name of a broker or other nominee, please send a written request for an admission ticket to our Secretary, Kimberly Schauer and include in your request an account statement or letter from the nominee indicating that you were the beneficial owner of the shares at the close of business on June 7, 1999.

INFORMATION ABOUT THIS PROXY STATEMENT

     You are receiving this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement contains the information we are required to provide to you under the rules of the Securities and Exchange Commission. It is designed to assist you in voting your shares. On June 10, 1999, we began mailing these proxy materials to all shareholders of record at the close of business on June 7, 1999.

INFORMATION ABOUT VOTING

     You can vote on the matters to be presented at the Annual Meeting in two ways:

     - By Proxy -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the ratification of Plante & Moran, LLP as the company's auditors. If you do not indicate instructions on the proxy card, your shares will be voted for the election of all the nominees for director and for the ratification of Plante & Moran as independent accountants for the 1999 fiscal year.

     - In Person -- You may cast your vote in person when you attend the Annual Meeting.

     You may revoke your proxy at any time before it is exercised at the Annual Meeting by sending a written notice of revocation to MCB's Secretary, Kimberly Schauer, by providing a later dated proxy or by voting in person at the meeting.

     Each share of Michigan Community Bank Limited common stock is entitled to one vote. As of June 7, 1999, there were 665,000 shares of common stock outstanding.

QUORUM REQUIREMENT

     To hold a valid meeting, a quorum of shareholders is necessary. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to vote on the other matter.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

     Six (6) directors will be elected at the meeting. In the event a quorum exists, each director must receive the affirmative vote of a majority of the votes cast at the meeting. Other action, such as ratification of the appointment of Plante & Moran as the company's auditors, requires an affirmative vote of the majority of the votes cast on the matter. Abstentions and non-votes will have no effect on the result of the vote on the two items to be presented at the meeting.

OTHER MATTERS

     The Board of Directors does not know of any other matter to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. Generally, under MCB's Bylaws, no business other than the two items discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such proposal in their discretion.

                             ELECTION OF DIRECTORS

     MCB's Board of Directors is divided into classes and as a result, the terms of the directors are staggered. Each class of director serves a staggered three year term. In 1999, the terms of MCB's Class I directors end. Therefore all of the Class I directors are nominated to be re-elected. Each re-elected director will serve until the end of their term and their qualified successor has been elected. Current directors Messrs. Baltzer, Peleman and Shelton are Class I directors and if re-elected will serve a new three year term.

     In addition, during 1998, the Board of Directors appointed Frank D. Blowers, Anthony Ferlito and William Sumner to the Board. As required by the Bylaws, Messrs. Blowers, Ferlito and Sumner each must be elected by a vote of the shareholders at the next annual meeting after their appointment to the Board. Mr. Blowers has been designated as a Class I director and will serve a new three year term, if elected. Mr. Ferlito has been designated as a Class II director and will serve the remaining two years of the term of a Class II director, if elected . Mr. Sumner has been designated as a Class III director and will serve the remaining one year of the term of a Class III director, if elected.

     If any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

     The following information is furnished with respect to all of our directors. The ages of the directors are as of December 31, 1998.

     David A. McKinnon, 49 (Chairman of the Board/Chief Executive Officer/President). Since July 1987, Mr. McKinnon has been an attorney with the law firm of David A. McKinnon P.C. located in Sterling Heights, Michigan. From October 1995 until December 1997, Mr. McKinnon served as Vice Chairman of the Board of Directors of Macomb Community Bank. From 1990 until 1995, Mr. McKinnon served on the Board of Directors and as legal counsel for First National Bank in Mt. Clemens, located in Mt. Clemens, Michigan. From 1985 until 1991, Mr. McKinnon was legal counsel for the First State Bank of East Detroit, located in East Detroit, Michigan. Mr. McKinnon holds a J.D. from Thomas M. Cooley Law School and a B.A. in economics from Wayne State University. Term expires 2001.

     Paul "Bud" E. Baltzer, 49, Since June, 1973, Mr. Baltzer has been President of Pebco Sales, Inc., Clinton Township, Michigan, a sales, design, warehousing and manufacturing company supplying rubber products and flexible components for piping and ducting service primarily to clients in the pollution control and automotive paint finishing business. NOMINEE.

     Frank D. Blowers, 50. Mr. Blowers has been the President of Lakeside Community Bank since its inception. Prior to joining Lakeside, Mr. Blowers was a Senior Vice President for First of America Bank, N.A. and was responsible for product sales for a region with branches that held approximately $750 million in assets. Mr. Blowers has over 30 years of banking experience and previously served as Senior Vice President for Security Bank, St. Clair Shores, Michigan. NOMINEE.

     Anthony J. Ferlito, 37. Since 1980, Mr. Ferlito has been President of Ferlito Construction, Inc. a commercial construction company located in St. Clair Shores, Michigan. Mr. Ferlito is also a member of the Construction Association of Michigan, the International Council of Shopping Centers, the Michigan Home Builders Association and the St. John Hospital Men's Guild. NOMINEE.

     Phillip T. Hernandez, 49. Since 1991, Mr. Hernandez has served as President of the Efficient Sanitation Division of Waste Management of Michigan, Inc., Clinton Township, Michigan, an environmental waste service company. Term expires 2000.

     Joseph S. Lentine, 38. Since 1984, Mr. Lentine has served as Vice President of Marketing and Office Administration for Golden Dental Plans, Inc., Warren, Michigan, a state-licensed dental care delivery system company. In addition, since 1979, Mr. Lentine has served a President of LeCom, Inc., Warren, Michigan, a communications contracting firm. Term expires 2001.

     John W. Melstrom, 57. Since 1968, Mr. Melstrom has been a partner with the certified public accounting firm of Fenner, Melstrom, Dooling LLP, Auburn Hills, Michigan. Term expires 2000.

     Robert R. Peleman, 40. Since 1987, Mr. Peleman has been employed as an anesthesiologist with Macomb Anesthesia P.C., Mt. Clemens, Michigan, and as head of the anesthesiology department at St. Joseph's Hospital in Mt. Clemens, Michigan. NOMINEE.

     Russell M. Shelton, 49. Since 1967, Mr. Shelton has been Chief Executive Officer and President of Shelton Pontiac-Buick, Inc., an automobile dealership located in Rochester Hills, Michigan. NOMINEE.

     David F. Shellenbarger, 51. Since 1981, Mr. Shellenbarger has been President of Macro Computer Products, Inc., a computer products company located in Rochester Hills, Michigan, which provides imaging services to financial institutions. Term expires 2001.

     J. William Sumner, 55. Since 1987, Mr. Sumner has been President of Health Management Systems located in Eastpointe, Michigan. Health Management Systems provide employee health care administration and behavioral health programs to various businesses nationwide. Mr. Sumner is also a member of the Employee Assistance Professionals Association and the St. John Hospital Men's Guild. NOMINEE

     Gerald A. Tarquinio, 61. Since 1995, Mr. Tarquinio has been a self employed consultant and private investor. From 1988 until 1995, Mr. Tarquinio was a Vice President/Commercial Loan Group Manager for First of America Bank, N.A. located in Rochester, Michigan. From 1981 until 1988 Mr. Tarquinio was President, Chief Executive Officer and Director of the National Bank of Rochester. Term expires 2000.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

                    THAT YOU VOTE FOR EACH OF THE NOMINEES.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Plante & Moran LLP to serve as the independent public accountants of Michigan Community Bancorp for its fiscal year ending December 31, 1999. The Board seeks to have the shareholders ratify the appointment of Plante & Moran. Plante & Moran has served as the independent public accountants of Michigan Community Bancorp since its inception in January 1998. Representatives of Plante & Moran will be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the appointment of Plante & Moran is not ratified by the shareholders, the Board of Directors may appoint other independent public accountants based upon the recommendation of the Audit Committee.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                THE RATIFICATION OF THE APPOINTMENT OF PLANTE &
                MORAN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR
                               FISCAL YEAR 1999.

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors met one time during 1998. Now that MCB has commenced operation, the Board of Directors is scheduled to meet at least six times during 1999. The Board of Directors has also established audit and compensation committees. In addition to the meetings of the full Board, directors will also attend meetings of Board Committees during 1999. Because MCB did not commence operations until after the completion of its initial public offering in December 1998, neither the Audit nor the Compensation Committee met during 1998.

AUDIT COMMITTEE

     The Audit Committee is responsible for reviewing with management the financial controls, accounting, audit and reporting activities. The Audit Committee reviews the qualifications of the independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services provided by the independent auditors. The Audit Committee is also responsible for reviewing any transactions between Michigan Community Bancorp and its directors, officers, or significant shareholders. The members of the Audit Committee are Messrs. Melstrom, Shellenbarger and Tarquinio.

COMPENSATION COMMITTEE

     The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company's 1998 Employee Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan. The members of the Compensation Committee are Messrs. Baltzer, Peleman and Shelton.

                             DIRECTOR COMPENSATION

     Directors who are not employees or consultants of Michigan Community Bancorp are not currently paid for serving on the Board of Directors.

     Directors are eligible to participate in the 1998 Non-Employee Stock Option Plan. On May 19, 1998, each director received an initial grant of non-qualified stock options to purchase 3,333 shares of common stock at an exercise price of $15.00 per share. On December 4, 1998, the IPO date, 70% of the options vested, on December 4, 1999, an additional 15% of the options will vest, on December 4, 2000, an additional 5% of the options will vest and on December 4, 2001 the remaining 10% of the options will vest. The following are the number of options granted to each non-employee director during 1998:

                                                                   NUMBER OF
                          DIRECTOR                              OPTIONS GRANTED
                          --------                              ---------------
Paul E. Baltzer, Jr.........................................         3,333
Phillip T. Hernandez........................................         3,333
Joseph S. Lentine...........................................         3,333
John W. Melstrom............................................         3,333
Robert R. Peleman...........................................         3,333
David F. Shellenbarger......................................         3,333
Russell M. Shelton..........................................         3,333
Gerald A. Tarquinio.........................................         3,333

                    DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP
                              OF MCB COMMON STOCK

     This table indicates how much common stock the executive officers and directors beneficially owned as of March 31, 1999. In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole investment power with respect to all shares shown as beneficially owned by them.

                                           SHARES OF COMMON STOCK    OPTIONS EXERCISABLE        PERCENT OF
                 NAME                        BENEFICIALLY OWNED        WITHIN 60 DAYS       OUTSTANDING SHARE
                 ----                      ----------------------    -------------------    -----------------
David A. McKinnon......................            22,750                   4,667                   4.1%
Paul E. Baltzer, Jr....................             6,417                   2,333                   1.3%
Frank D. Blowers.......................            30,750                   2,800                   4.6%
Anthony J. Ferlito.....................            16,783                      --                   2.5%
Phillip T. Hernandez...................             3,083                   2,333                     *
Joseph S. Lentine......................             4,933                   2,333                   1.0%
John W. Melstrom.......................             3,333                   2,333                     *
Robert P. Peleman......................            24,359                   2,333                   4.0%
Russell M. Shelton.....................             3,433                   2,333                     *
David F. Shellenbarger.................             8,750                   2,333                   1.6%
William Sumner.........................             3,333                      --                     *
Gerald A. Tarquinio....................             2,000                   2,333                     *
Directors and Executive Officers as a
  group (12 persons)...................           129,924                  26,131                  23.5%

---------------
* Less than 1% of MCB's outstanding shares of common stock

                     PERSONS OWNING MORE THAN FIVE PERCENT
                        OF OUTSTANDING MCB COMMON STOCK

     This table lists those persons known to us to hold more than five percent of our outstanding common stock as of March 31, 1999.

                         NAME AND                              NUMBER OF SHARES     PERCENT OF OUTSTANDING
                         ADDRESS                              BENEFICIALLY OWNED            SHARES
                         --------                             ------------------    ----------------------
Fifth/Third Bank..........................................          76,485                   11.5%

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The MCB compensation committee is comprised of three directors who are not employees of the company. The Compensation Committee is responsible for the approval and administration of compensation programs for MCB's executive officers. MCB's compensation policies for executive officers are intended to:

     - provide competitive compensation packages in order to attract and retain superior executive talent;

     - link a significant portion of an executive's overall compensation to financial results as reflected in the value returned to shareholders; and

     - provide long-term equity compensation to align the interests of executive officers with those of shareholders and reward successful performance.

CASH COMPENSATION

     Cash compensation for MCB executive officers is based primarily on an analysis of competitive executive compensation. The Compensation Committee relies upon general business compensation surveys and local market conditions to determine appropriate compensation ranges.

     MCB's policy is to pay its executive officers at the competitive averages for comparable positions. Compensation levels for individual executive officers, may be greater or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure and other historical factors.

EQUITY COMPENSATION

     MCB provides equity compensation to its executive officers principally through its 1998 Employee Stock Option Plan. Option awards under the 1998 Employee Stock Option Plan are determined based upon the achievement of various predetermined goals of MCB relating to budgeted financial performance or the achievement of operating targets and goals. Generally, awards under the 1998 Employee Stock Option Plan vest over a three year period to ensure that the decisions made by the executive officer considers the long-term best interests and continued financial and operational growth and achievement of MCB.

     Awards of stock options to executive officers during 1998 under the 1998 Employee Stock Option Plan were made at the initial public offering price of $15.00 per share. Making awards at the initial public offering price ensures that the options only become valuable upon the continued appreciation of MCB's stock price. In administering the 1998 Employee Stock Option Plan in this manner, the Compensation Committee strives to align the interests of executive officers with the interests of shareholders.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. McKinnon's salary for 1998 was $11,538, based in part, on his success in organizing MCB, Lakeside and North Oakland and the successful completion of the initial public offering Mr. McKinnon also was granted options to purchase 6,667 shares of common stock at an exercise price of $15.00 per share. The options vest over three years.

                                   Compensation Committee
                                     Paul E. Baltzer, Jr.
                                     Robert P. Peleman
                                     Russell Shelton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, the Company had no compensation committee interlocks.

EXECUTIVE COMPENSATION TABLE

     The table below shows the compensation paid to David A. McKinnon, Chief Executive Officer and President, for the period from January 28, 1998 (inception) to December 31, 1998. No other executive officers had total compensation in excess of $100,000 during 1998.

                                                                                LONG-TERM
                                                                           COMPENSATION AWARDS
                                                                          ---------------------
                                   FISCAL                                 SECURITIES UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION       YEAR     SALARY     BONUS    OTHER         OPTIONS(#)          COMPENSATION(3)
  ---------------------------      ------    ------     -----    -----    ---------------------    ---------------
David A. McKinnon..............     1998     $11,538     --       --              6,667                  --
  President and Chief Executive
  Officer

OPTIONS GRANTED DURING 1998

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                    % OF TOTAL                                    ANNUAL RATES OF STOCK
                                                  OPTIONS GRANTED                                   APPRECIATION FOR
                          NUMBER OF SECURITIES          TO                                             OPTION TERM
                           UNDERLYING OPTION       EMPLOYEES IN       EXERCISE      EXPIRATION    ---------------------
         NAME                   GRANTED             FISCAL YEAR      PRICE(2)(3)       DATE          5%          10%
         ----             --------------------    ---------------    -----------    ----------       --          ---
David A. McKinnon.....           6,667                  45%            $15.00        5/18/08      $55,136     $135,801

OPTION EXERCISES AND 1998 YEAR-END VALUES

     None

                          TRANSACTIONS WITH MANAGEMENT

     During 1998, MCB utilized the legal services of David A. McKinnon, P.C., an entity affiliated with David A. McKinnon. Total fees paid to Mr. McKinnon were approximately $81,000. Additionally, MCB purchased office furniture and equipment from Mr. McKinnon for $6,000.

     During 1998, organizers made interest free loans of $387,500 to MCB in order to pay organizational and other pre-opening expenses. All of these loans were repaid during 1998 from the proceeds of the initial public offering.

                               OTHER INFORMATION

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers, directors and persons who own more than 10% of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require MCB to identify anyone who filed a required report late during 1998. Based solely on review of reports furnished to MCB and written representations that no other reports were required during 1998, all Section 16(a) filing requirements were met.

SHAREHOLDER PROPOSALS

     Shareholders of MCB that want to present a proposal to be considered at the 2000 Annual Meeting should send the proposal to Kimberly Schauer, Secretary of MCB at 43850 Schoenherr Road, Sterling Heights, MI 48313 by registered, certified or express mail. Proposals must be received prior to December 31, 1999.

                       MICHIGAN COMMUNITY BANCORP LIMITED
                (LOCATED IN THE LAKESIDE COMMUNITY BANK OFFICE)
                             43850 SCHOENHERR ROAD
                           STERLING HEIGHTS, MI 48313

                                      MAP

            R.S. Rowe & Company, Inc; Job No. 7827; Proof of 6-01-99
     (781) 849-9700; (212) 926-2444: (800) 324-6202; FAX No. (781) 849-9740
                      E-MAIL Address: rsrowe@interserv.com

                            PM6\5th-3RD\michigan-prx





                                Admission Ticket

                       Michigan Community Bancorp Limited

                         Annual Meeting of Shareholders

                      Wednesday, July 21, 1999 at 9:00 AM
                             43850 Schoenherr Road
                           Sterling Heights, MI 48313


     This ticket admits the named Shareholder(s) and one guest. Photocopies will not be accepted. You may be asked for identification at the time of admission.




                       MICHIGAN COMMUNITY BANCORP LIMITED
                       THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Michigan Community Bancorp Limited appoints David A. McKinnon or Kimberly Schauer, or either of them, proxies for the undersigned, with full power of substitution, to vote the common stock of the Company which the undersigned would be entitled to vote as of the close of business on June 7, 1999 at the Annual Meeting of Stockholders to be held on Wednesday, July 21, 1999.

     IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF MANAGEMENT'S SIX NOMINEES AS DIRECTORS.

[X] Please mark your votes as in this example.

1. Election of Directors:
                   FOR all nominees     [ ]            WITHHOLD AUTHORITY   [ ]
                   (except as noted below)             to vote for all nominees

Nominees:  Paul "Bud" E. Baltzer, Frank D. Blowers, Anthony J. Ferlito, Robert
R. Peleman, Russell M. Shelton and J. William Summer
For, Except vote withheld from the following nominee(s):________________________

2. Ratify appointment of Plante & Moran LLP as independent auditors for fiscal year 1999.
                   [ ] FOR                [ } AGAINST              [ ] ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)
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Michigan Community Bancorp Limited
c/o Corporate Trust Services
Mail Drop 10AT66-4129
38 Fountain Square Plaza
Cincinnati, OH 45623













                              fold and detach here
-----------------------------------------------------------------------------------------
PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                                                                      DATE
                                            --------------------------    --------------
                                                     SIGNATURE

                                                                      DATE
                                            --------------------------    --------------
                                                     SIGNATURE
                                            Note:  Please sign name exactly as your name
                                            appears on the Stock Certificates. When
                                            signing as attorney, executor, administrator,
                                            trustee or guardian please give full title.
                                            If more than one trustee, all should sign. All
                                            joint owners must sign.
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